# FIRST CALIFORNIA FINANCIAL GROUP, INC.

Strength.

Integrity.

Quality.

Experience.

**May 2011**

# Safe Harbor

This presentation contains certain forward-looking information about First California Financial Group, Inc. ("First California" or "FCAL" that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, First California's ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the interest rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or anticipates doing business are less favorable than expected, a slowdown in construction activity, recent volatility in the credit or equity markets and its effect on the general economy, legislative or regulatory requirements or changes adversely affecting First California's business, the effects of and changes in monetary and fiscal policies and laws including the interest rate policies of the Board of Governors of the Federal Reserve, demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, the costs and effects of legal, accounting and regulatory developments, the inability to obtain regulatory approvals for acquisitions on the terms expected or on the anticipated schedule, and other factors. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by, such forward-looking statements. First California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other reports filed by it with the Securities and Exchange Commission ("SEC").

# First California Snapshot

- 19 branches in 7 counties
- Nasdaq: FCAL
- Total assets of approximately $1.9 Billion
- FCAL created in 2007 as a result of merger of equals between FCB Bancorp and National Mercantile Bancorp
- Legacy First California Bank 32 years old


San Luis Obispo
San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego

# 2011 First Quarter Highlights

- Net income of $15.6 million compared with $117,000 from 1Q 10
- Diluted EPS of $0.54 versus loss of $0.02 for 1Q 10
- Completed acquisition of San Luis Trust Bank
  - Pre-tax gain of $34.7 million recorded in connection with FDIC-assisted acquisition
- Net loan charge-offs of $867,000, 0.37% of average non-covered loans (annualized)
- Net interest income was $12.8 million, up 20% from 1Q 10
- Loans up 22% from a year ago to end 1Q 11 at $1.1 billion
- Deposits up 31% from a year ago to end 1Q 11 at $1.4 billion
- Tangible book value per common share up 18% from a year ago to end 1Q 11 at $4.21

# Recent FDIC-Assisted Transactions

| ($ Millions) | Western Commercial Bank | San Luis Trust Bank |
|---|---|---|
| | November 5, 2010 | February 18, 2011 |
| Net Assets Acquired at Book Value | $5.9 | $23.5 |
| Cash Received from FDIC | 2.4 | 34.4 |
| **Total Assets Acquired at Book Value** | **8.3** | **57.9** |
| Fair Value Adjustments and other Asset/Liability Recognition | (6.0) | (23.2) |
| **Pre-Tax Gain** | **$2.3** | **$34.7** |

# Asset Quality - Non-Covered Loans

| ($ Thousands) | 1Q10 | 2Q10 | 3Q10 | 4Q10 | 1Q11 |
|---|---|---|---|---|---|
| Past Due Loans 30-89 Days | $2,520 | $1,078 | $2,003 | $11,630 | $2,388 |
| Past due Loans 90+ Days | — | — | — | — | $544 |
| Nonaccrual Loans | $37,034 | $13,192 | $22,398 | $18,241 | $20,899 |
| **Total Nonperforming Loans** | $37,034 | $13,192 | $22,398 | $18,241 | $21,443 |
| Foreclosed Property | $5,997 | $27,850 | $27,906 | $26,011 | $20,854 |
| **Total Nonperforming Assets** | $43,031 | $41,042 | $50,304 | $44,252 | $42,297 |
| NPA's as % of Loans & OREO | 4.65% | 4.46% | 5.52% | 4.54% | 4.39% |

# Non-Covered Nonaccrual Loans by Type


($ Millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
Installment
Home Mortgage
Construction
Commercial Loans & Lines
Commercial Mortgage

# Low Historical Loss Levels


Annualized Net Charge-Offs to Average Non-Covered Loans
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.12%
0.81%
0.89%
1.53%
0.85%
1.27%
0.37%
2008
2009
2010
2011
FCAL
Peers

Source: First California Bank Uniform Bank Performance Report as of 3/31/2011.
Peer group represents all insured commercial banks with assets between $1 billion and $3 billion.

# Net Charge-Offs by Type

| ($ Thousands) | 1Q10 | 2Q10 | 3Q10 | 4Q10 | 1Q11 |
|---|---|---|---|---|---|
| CRE | $ 1,302 | $ 337 | $ 82 | $ (41) | $379 |
| Commercial loans & lines | 709 | 496 | 3,530 | 520 | 98 |
| Construction | 367 | (17) | (117) | 150 | 3 |
| Home mortgage | 65 | 93 | 49 | 41 | 352 |
| Home equity loans & lines | 199 | — | — | — | — |
| Installment | 19 | 3 | 26 | (4) | 35 |
| **Total net charge-offs** | **$ 2,661** | **$ 912** | **$ 3,570** | **$ 666** | **$867** |
| **Net loan charge-offs to average non-covered loans** | **0.29%** | **0.10%** | **0.40%** | **0.07%** | **0.09%** |

Basis point losses are not annualized.

# Asset Quality Summary

- Positive non-performing asset trend – lower past due loans, net charge-offs and non-performing assets
- Net charge-offs to average non-covered loans only 0.37% for 1Q 11 (annualized), 0.85% for 2010 and 0.89% for 2009
- ALLL as percentage of non-covered loans of 1.98% at 3/31/11 is more than twice the annual net charge-off rate for each of the past two years
- Number of non-performing assets is manageable
  - Only four non-covered non-accrual loans greater than $1 million at 3/31/11
  - Only eight non-covered REO properties at 3/31/11

# Loan Portfolio Characteristics

| | Construction and Land | Commercial Mortgage | | Multi-Family | C&I |
|---|---|---|---|---|---|
| | | Owner-Occupied | Investor | | |
| Portfolio Size | $94.1 million | $128.9 million | $304.3 million | $145.8 million | $243.2 million |
| % of Total Portfolio | 8.4% | 11.4% | 27.0% | 13.6% | 19.2% |
| Weighted Avg LTV | 58.1% | 58.6% | | 60.3% | |
| Weighted Avg DSCR | | 1.66 | | 1.27 | |
| Average Balance/ Commitment | $2,296,000 | $1,071,000 | | $846,000 | $256,000 |
| | 0 non-covered non-accrual loans > $1.0 million | 1 non-covered non-accrual loan > $1.0 million | | 0 non-covered non-accrual loans > $1.0 million | 3 non-covered non-accrual loans > $1.0 million |

# Diversified Loan Portfolio

**Total Loans:**
**$1,125.9 million**


Construction
& Land Dev
8%
1-4 Family
14%
Other*
4%
Multifamily
13%
Commercial Loans &
Lines of Credit
22%
Commercial
Mortgages
39%

Loans up 22% from one year ago

**Yield on Loans = 5.69%**

* Other loans include consumer and equity loans
Loan yield for the three months ended 3/31/2011.

# Proven Credit Culture

- Primarily a cash-flow lender with secondary emphasis on LTV
- Conservative origination standards
  - Weighted average DSCR of 1.66 and LTV of 59% at 3/31/11 on CRE portfolio
  - Weighted average DSCR of 1.27 and LTV of 60% at 3/31/11 on multifamily portfolio
- Stress tests performed & current rent tolls and operating statements obtained
- Experienced credit administration team results in timely resolutions
- Diversified, granular loan portfolio
- Credit culture has resulted in significantly lower loan losses than peers during current economic downturn

# Loan Portfolio Outlook

- Increase in non-performing loans and charge-offs in 2010 3Q isolated in two shared national credits, one of which was paid off in 2010 4Q
- C&I and CRE portfolios have shown weaknesses, but no signs of widespread deterioration
- Sluggish loan demand
- Focus is on growing:
  - C&I
  - Owner-occupied CRE
  - Home mortgages
- Disposition of non-accrual (covered and non-covered) loans will result in increased yield on portfolio

# Diversified Deposit Base

**Total Deposits:**
**$1.4 Billion**



Non-interest Checking 23%
Interest Checking 7%
Money Market & Savings 32%
State of CA CDs 7%
CDs < $100K 9%
CDs > $100K 22%

**Cost of Deposits = 0.72%**

**Core Deposits = 71.6%**

Cost of deposits is for the three months ended 3/31/2011.

# Strong & Growing Deposit Base



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
Maturity Core Deposits
Nonmaturity Core Deposits

| 68% | 68% | 71% | 74% | 77% | 79% | 77% | 77% | 72% = % of Total Deposits |
|---|---|---|---|---|---|---|---|---|

# Strong Liquidity Position

- Continued build-up of liquidity position
  - Strong core deposit growth, exclusive of brokered deposits and time deposits of $100K or greater, representing 72% of total deposits at 3/31/11
- Multiple funding sources
  - $16 million borrowing facility with FRB
  - $27 million of available Fed Funds lines
  - $154 million of available FHLB borrowing capacity
- Securities portfolio
  - $311 million portfolio provides monthly cash flow
  - Excess unpledged securities can augment liquidity by being pledged as collateral for borrowings or by being sold
- Alternative funding sources (brokered deposits, State of Calif. Deposits, Borrowings)
  - No significant reliance on alternative funds – 33% of interest-bearing liabilities at 3/31/11
  - Available capacity to react to liquidity needs

# Securities Portfolio

| Net Unrealized Gain or Loss 3/31/11 ($000's) | |
|---|---|
| Treasury Notes | $32 |
| Agency Notes | $197 |
| Agency CMOs | ($250) |
| Agency MBS | ($120) |
| Municipal Securities | ($130) |
| Private CMOs | ($3,561) |
| Other | ($1,539) |
| **Total** | **($5,371)** |

**Total Securities Portfolio: $316.4 million(*)**



U.S. Treasury Notes/Bills, $48.9 15%
Municipal Securities, $4.3 1%
Other, $7.2 3%
Private CMOs, $18.8 6%
Agency CMOs, $91.3 29%
Agency Notes, $95.5 30%
Agency MBS, $50.4 16%

*Amortized Cost.

# Strong Capital Position



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
6.75%
10.58%
15.80%
17.06%
TCE/TA
Leverage Capital Ratio
Tier 1 Capital Ratio
Total Risk Based Capital Ratio

Preliminary ratios as of 3/31/11.

# Stable Net Interest Margin


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.52%
0.31%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
FCAL
3-month LIBOR[1]

(1)Average for Quarter.

# Q1 2011 Non-recurring Gain and Charges

| | EPS | ($Millions) |
|---|---|---|
| Gain on SLTB | **$0.71** | $34,736 |
| SLTB Expenses | | (515) |
| ORE Valuation Charge | | (5,136) |
| OTTI Valuation Charge | | (1,066) |
| Legal and Collection Charges | | (750) |
| All Other | | (500) |
| | **$0.54** | **$26,769** |
| Pro Forma ALLL at 1.80% | | (1,690) |
| | **$0.51** | **$25,079** |

# Palm Desert National Bank EBS Division Acquisition

- Completed acquisition of the Electronic Banking Solutions (EBS) division of Palm Desert National Bank on April 8, 2011
- At December 31, 2010, deposits were approximately $74 million and revenues for 2010 were $3.3 million
  - At the closing date, deposits were approximately $91 million
  - First California paid cash consideration of $5.5 million
- Acquisition further improves and diversifies First California's revenue stream
  - Transaction includes the division's customer base, core deposits, and employees
  - First California will now issue prepaid cards and sponsor merchant acquiring services for all national and regional networks, including Visa, MasterCard, and Discover throughout all 50 states and the contiguous U.S. territories

# Drivers of “PTPP” Earnings Power

- Deploy excess liquidity into quality loans
- Renewed focus on new business development, boosted by contributions from new lending teams
- Internal cost saves and expense management
- Disposition of non-accrual loans
- Continue to attract low cost deposits
- Long-term asset rate sensitivity

# Current Outlook

- Improving asset quality trends expected to translate into lower provisioning, lower collection costs and NIM expansion
- Growing core deposit base facilitating low cost of funds
- Strong liquidity and capital position
- Expanding market share
  - Acquired Western Commercial Bank in Woodland Hills, CA; reduced risk due to loss-share agreement with FDIC
  - Acquired San Luis Trust Bank in San Luis Obispo, CA; reduced risk due to loss-share agreement with FDIC
- Generating additional revenue streams through new service offerings
  - Acquired EBS division of Palm Desert National Bank in Q2 11
- Improving profit trend
- Strong balance sheet and regulatory standing provide additional growth opportunities
  - Organic growth
  - FDIC-assisted transactions
  - Whole bank acquisitions
- Focused on creating long-term shareholder value

FIRST CALIFORNIA
FINANCIAL GROUP, INC.

Strength.

Integrity.

Quality.

Experience.

**May 2011**